Timberland Bancorp

Annual Shareholders Meeting



NASDAQ: TSBK
January 2022

Disclaimer

Timberland Bancorp, Inc.

This presentation Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.


Timberland Branch Locations
Poulsbo
Silverdale
Ocean Shores
Hoquiam
Aberdeen (2 branches)
Montesano
Elma
Tumwater
Winlock
Lacey (3 branches)
Toledo
Chehalis
Olympia (2 branches)
Yelm
Bethel Station (Spanaway)
Tacoma
Gig Harbor
Puyallup
Edgewood
Auburn
King
SEATTLE
Kitsap
Grays Harbor
TACOMA
Pierce
OLYMPIA
Thurston
Lewis
Branch

Major Employers

Timberland Bancorp, Inc.

Microsoft

PACCAR Inc

Weyerhaeuser
The future is growing

Starbucks Coffee

Costco Wholesale

amazon.com

Boeing

Alaska

Expedia

Senior Management

Timberland Bancorp, Inc.

Name	Title	Years with Timberland Bank	Years in Industry
Michael R. Sand	Chief Executive Officer	44	44
Dean J. Brydon	President & Chief Financial Officer	27	27
Robert A. Drugge	Executive Vice President of Lending	16	47
Jonathan A. Fischer	EVP, Chief Operating Officer & Secretary	24	26
Edward C. Foster	EVP and Chief Credit Administrator	9	40

Accolades

Timberland Bancorp, Inc.

- In April 2021, Timberland was recognized by Keefe Bruyette & Woods (KBW) by its inclusion in KBW's 2021 Bank Honor Roll. To be eligible for this award, a bank must have assets of more than $500 million and must have reported increases in annual earnings per share for ten consecutive years. Timberland was one of 16 banks nationally that qualified for, and received, this award.

- In April 2021, Timberland was awarded, for the fourth consecutive year, the Raymond James Community Bankers Cup, recognizing the Bank as being among the top 10% of community banks in the country based on profitability, operational efficiency and various balance sheet metrics.

FINANCIAL HIGHLIGHTS

Fiscal Year Comparison

Timberland Bancorp, Inc.

Balance Sheet (amounts in thousands)

	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021
Total assets	$952,024	$1,018,290	$1,247,132	$1,565,978	$1,792,180
Loans (excl. SBA PPP Loans)	$690,364	$725,391	$886,662	$887,055	$927,532
SBA PPP Loans Outstanding	$0	$0	$0	$126,820	$40,922
Net Loans Outstanding	$690,364	$725,391	$886,662	$1,013,875	$968,454
Deposits	$837,898	$889,506	$1,068,227	$1,358,406	$1,570,555
Other Real Estate Owned	$3,301	$1,913	$1,683	$1,050	$157
Non-Performing Assets	$5,745	$3,636	$5,010	$4,164	$3,170

Fiscal Year Comparison

Timberland Bancorp, Inc.

Income Statement (amounts in thousands, except per share data)

	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021
Net Income	$14,167	$16,721	$24,020	$24,269	$27,583
Provision (recapture) for Loan Losses	$(1,250)	$0	$0	$3,700	$0
Earnings Per Diluted Share	$1.92	$2.22	$2.84	$2.88	$3.27
Return on Average Assets	1.53%	1.70%	1.96%	1.75%	1.64%
Return on Average Equity	13.65%	14.27%	14.91%	13.59%	13.98%
Efficiency Ratio	57.92%	56.55%	54.32%	50.04%	50.12%

Quarterly Comparison

Timberland Bancorp, Inc.

Balance Sheet (amounts in thousands)

	12/31/20	9/30/21	12/31/21
Total Assets	$1,588,405	$1,792,180	$1,831,275
Loans (excl. SBA PPP Loans)	$ 903,841	$ 927,532	$ 972,610
SBA PPP Loans Outstanding	$ 103,468	$ 40,922	$ 21,397
Total Net Loans Outstanding	$1,007,309	$ 968,454	$ 994,007
Deposits	$1,375,116	$1,570,555	$1,606,631
Other Real Estate Owned	$268	$157	$157
Non-Performing Assets	$3,054	$3,170	$3,150

Quarterly Comparison

Timberland Bancorp, Inc.

Income Statement (amounts in thousands, except per share data)

	12/31/20	9/30/21	12/31/21
Net Income	$7,290	$6,018	$5,485
Provision for Loan Losses	$0	$0	$0
Earnings Per Diluted Share	$0.87	$0.71	$0.65
Return on Assets	1.84%	1.36%	1.20%
Return on Equity	15.39%	11.77%	10.55%
Efficiency Ratio	47.83%	54.45%	57.40%

Balance Sheet $ in millions

Timberland Bancorp, Inc.


Total Assets
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$952
$1,018
$1,247
$1,566
$1,792
$1,831
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
12/31/2021
Total Assets

Deposit Growth

$ in thousands

Timberland Bancorp, Inc.



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$837,898
$889,506
$1,068,227
$1,358,406
$1,570,555
$1,606,631
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
12/31/2021
Non-Interest Bearing Demand
NOW Checking
Money Market
Savings
Certificates of Deposit

Deposit Portfolio

Timberland Bancorp, Inc.

Total Deposits $1.61 Billion at December 31, 2021



1%
7%
14%
17%
28%
33%
CDs >$250,000
CDs <$250,000
Money market
Savings
NOW checking
Non-interest-bearing demand

Loan Production

Timberland Bancorp, Inc.



$ in millions
$700
$600
$500
$400
$300
$200
$100
$-
$341
$330
$356
$597
$127
$470
$602
$65
$537
$179
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
12/31/2021
Net Loans (excl. SBA PPP)
SBA PPP Loans

Net Loans

Timberland Bancorp, Inc.



$ in millions
$1,200
$1,000
$800
$600
$400
$200
$-
$690
$725
$887
$1,014
$127
$887
$968
$41
$927
$994
$21
$973
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
12/31/2021
Net Loans (excl. SBA PPP)
SBA PPP Loans

Interest Earning Cash & Investments

Timberland Bancorp, Inc.

Total Cash & Interest Earning Investments $735 million at December 31, 2021



1%
3%
9%
14%
73%
Other Securities & Mutual Funds
CDs Held for Investment
U.S. Government Securities
Mortgage Backed Securities
Overnight Funds

Interest Earning Cash & Investments

Timberland Bancorp, Inc.

Total Cash & Interest Earning Investments $252 million at December 31, 2019


2%
38%
30%
1%
29%
Other Securities & Mutual Funds
CDs Held for Investment
U.S. Government Securities
Mortgage Backed Securities
Overnight Funds

Interest Rate Market Risk

Timberland Bancorp, Inc.

At September 30, 2021

Hypothetical	Net Interest Income (1)(2)		
Interest Rate Scenario (3)	Estimated Value	$ Change from Base	% Change from Base
(Basis Points)		(Dollars in thousands)	
+400	$ 64,979	$ 21,229	48.52%
+300	59,502	15,752	36.00
+200	54,114	10,364	23.69
+100	48,813	5,063	11.57
BASE	43,750	--	--
-100	41,683	(2,067)	(4.73)
-200	41,017	(2,733)	(6.25)

(1) Does not include loan fees.
(2) Includes BOLI income, which is included in non-interest income in the Consolidated Financial Statements.
(3) No rates in the model are allowed to go below zero.

Diversified Loan Portfolio

Timberland Bancorp, Inc.

Total Loans $994 million at December 31, 2021



2%
2%
3%
7%
8%
12%
22%
44%
Land
SBA PPP loans
Consumer
Multi-Family
Commercial business
1-4 Family
Construction
CRE

CRE Portfolio Breakdown by Collateral ($ in thousands)

Timberland Bancorp, Inc.

Collateral Type	Amount	% of Total Loan Portfolio
Industrial warehouses	$91,779	8%
Office buildings	$74,682	7%
Medical/dental offices	$61,807	5%
Other retail buildings	$44,544	4%
Hotels/motels	$26,602	2%
Restaurants	$25,404	2%
Convenience stores	$22,870	2%
Mini-storage	$18,895	2%
Nursing homes	$18,684	2%
Churches	$11,775	1%
Shopping centers	$10,714	1%
Additional CRE	$89,605	8%
Total CRE	$497,361	44%

Construction Loans

Timberland Bancorp, Inc.

Total Construction Loans $246 million at December 31, 2021


6%
8%
17%
22%
47%
Land Development
Spec. 1-4 Family
Commercial
Multi-Family
Custom Construction/Owner-Builder

Asset Quality

Timberland Bancorp, Inc.



Nonperforming Assets/Total Assets
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.60%
0.36%
0.40%
0.27%
0.18%
0.17%
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
12/31/2021

Net Charge-Offs (Recoveries)

Timberland Bancorp, Inc.



$200
$0
($200)
($400)
($600)
($800)
($1,000)
($1,200)
($977)
$23
($160)
($24)
($55)
$1
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
12/31/2021

Net Interest Income and Net Interest Margin

Timberland Bancorp, Inc.



$50,000
$40,000
$30,000
$20,000
$10,000
$0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.07%
4.23%
4.50%
3.90%
3.25%
2.92%
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
1Q 2022
Net Interest Income
Net Interest Margin

$ in thousands

Non-Interest Income $ in thousands

Timberland Bancorp, Inc.


$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$12,368
$12,544
$14,341
$17,188
$17,161
$3,442
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
1Q 2022

Non-Interest Expense $ in thousands

Timberland Bancorp, Inc.



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$27,516
$29,177
$35,580
$34,063
$34,591
$9,264
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
1Q 2022

Net Income $ in millions

Timberland Bancorp, Inc.



$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$14.17
$16.72
$24.02
$24.27
$27.58
$5.49
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
1Q 2022

Earnings Per Diluted Share

Timberland Bancorp, Inc.


$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.92
$2.22
$2.84
$2.88
$3.27
$0.65
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
1Q
2Q
3Q
4Q

Return on Assets and Return on Equity

Timberland Bancorp, Inc.


ROA
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.53%
1.70%
1.96%
1.75%
1.64%
1.20%
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
1Q 2022


ROE
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.65%
14.27%
14.91%
13.59%
13.98%
10.55%
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
1Q 2022

Efficiency Ratio

Timberland Bancorp, Inc.



70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
57.92%
56.55%
54.32%
50.04%
50.12%
57.40%
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
1Q 2022

Total Capital $ in thousands

Timberland Bancorp, Inc.


$250,000
$200,000
$150,000
$100,000
$50,000
$0
$111,000
$124,657
$171,067
$187,630
$206,899
$210,375
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
1Q 2022

Capital Strength

Timberland Bancorp, Inc.


24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
17.56%
11.52%
18.39%
11.98%
19.57%
12.65%
21.34%
11.26%
22.17%
10.97%
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
Total Risk Based
Tier 1 Leverage

Book Value and Tangible Book Value Per Share

Timberland Bancorp, Inc.


$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$15.08
$14.31
$16.84
$16.08
$20.54
$18.48
$22.58
$20.56
$24.76
$22.80
$25.20
$23.24
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
12/31/2021

Dividends Paid/Declared Per Common Share

Timberland Bancorp, Inc.

(Calendar Year)



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.52
$0.72
$0.80
$0.80
$1.04
$0.22
2017
2018
2019
2020
2021
2022
Regular
Special

Timberland Bancorp 5-Year Price Performance



$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
1/19/2018 Price:
$28.36
1/19/2020 Price:
$26.74
1/19/2022 Price:
$28.99
1/19/2019 Price:
$26.22
1/19/2021 Price:
$27.50
1/19/2017 Price:
$20.42
1/19/17
1/19/18
1/19/19
1/19/20
1/19/21
1/19/22

Source: S&P Global Market Intelligence; Market data as of 1/19/22

Market Volatility Continues: Broad Market Shows Signs of Optimism

Timberland Bancorp Returns vs Key Indices



120%
90%
60%
30%
0%
(30%)
(60%)
(90%)
1/19/17
1/19/18
1/19/19
1/19/20
1/19/21
1/19/22
TSBK
▲42%
BANK
▲40%
KRX
▲25%
KBW NASDAQ Regional Bank Index (KRX)
NASDAQ Bank Index (BANK)
Timberland Bancorp (TSBK)

Source: S&P Global Market Intelligence; Market data as of 1/19/22

Timberland Bancorp
NASDAQ: TSBK

- **Well Capitalized**
- **Strong Core Earnings**
- **Geographically Diversified**
- **Diversified Loan Portfolio**
- **Actively Supporting Its Communities**

